Fourth Quarter 2019 CFO Commentary As reflected in our earnings release, there are a number of items that impact the comparability of our results with those in the trailing quarter and prior quarter of last year. The discussion of our results may exclude these items to give you a Full-year 2019 better sense of our operating results. As always, the operating information we provide to you should be used as a complement to GAAP cash provided by numbers. For a complete reconciliation between our GAAP and non-GAAP results, please refer to operating activities our earnings release and the earnings reconciliation found at the end of this document. of $858 million. The following reported and adjusted information included in this CFO commentary is unaudited and should be read in conjunction with the company’s 2019 Annual Report on form 10-K as filed with the Securities and Exchange Commission. investor.arrow.com

Fourth-Quarter 2019 CFO Commentary Fourth-Quarter Summary Fourth-quarter earnings per share on a diluted basis exceeded the midpoint of our expectations, and sales were in line with our expectations. Global components increased Fourth-quarter scale in Asia resulting in record fourth-quarter and full-year sales for the region. Enterprise computing solutions delivered operating income growth, year over year, adjusted for changes in foreign currencies. Actions were largely completed under the earnings per share previously disclosed cost optimization program that is designed to produce $130 million in annual cost savings. The cost optimization program, combined with the wind down of the PC and mobility asset disposition business, position the company for rapid profit on a diluted basis growth when demand conditions improve. Conditions for the global components business did not improve during the fourth quarter. were $2.20 and Demand from smaller customers who utilize more engineering and design services remained weak, particularly in the Americas and Europe. compared to our For the enterprise computing solutions business, the demand environment during the fourth quarter was largely consistent with our expectations. In aggregate, billings increased at a low single-digit rate year over year. Our portfolio approach is designed to prior guidance of deliver consistent results. The first quarter will be negatively impacted by our Mar. 28, 2020 closing date, two days $2.10 to $2.26. earlier than 2019 and three days before the end of the calendar quarter. We estimate the earlier close will negatively impact sales by $225 million and earnings per share by $.11, but full-year results will not be affected. We are experiencing delays and extended lead times of products manufactured in China related to business and transportation shutdowns. The situation remains uncertain, and we cannot quantify potential impacts to our outlook at this time. investor.arrow.com 2

Fourth-Quarter 2019 CFO Commentary Consolidated Overview Fourth Quarter 2019 Y/Y Change Adjusted for Acquisitions, P&L Highlights* Q4 2019 Y/Y Change Dispositions & Currency Q/Q Change Sales $7,338 (7)% (5)% 4% Sales adjusted for wind down $7,319 (6)% (5)% 4% Gross Profit Margin 11.2% (110) bps (90) bps (10) bps Non-GAAP Gross Profit Margin 11.3% (100) bps (90) bps flat Operating Income $238 (29)% (25)% 37% Operating Margin 3.2% (100) bps (90) bps 80 bps Non-GAAP Operating Income $285 (21)% (20)% 13% Non-GAAP Operating Margin 3.9% (70) bps (70) bps 30 bps Net Income $112 (51)% (38)% 22% Diluted EPS $1.36 (48)% (35)% 23% Non-GAAP Net Income $181 (20)% (18)% 17% Non-GAAP Diluted EPS $2.20 (15)% (13)% 18% $ in millions, except per share data; may reflect rounding. Prior periods adjusted for new accounting standards. • Consolidated sales were $7.34 billion; sales were $7.32 • Operating income margin was 3.2% and non-GAAP billion adjusted for the wind down of the PC and mobility operating income margin was 3.9% asset disposition business – Operating expenses as a percentage of sales – Adjusted sales were in line with the midpoint of were 7.7%, down 30 basis points year over year our prior expectation of $7.125 billion to $7.525 billion – Non-GAAP operating expenses as a percentage of sales were 7.4%, down 30 basis points year – Changes in foreign currencies negatively impacted over year sales growth by $65 million or 1 percentage point year over year • Interest and other expense, net was $50 million • Consolidated gross profit margin was 11.2%; gross – Slightly below our prior expectation of $52 million profit margin was 11.3% adjusted for the wind down – Down 100 basis points year over year due to lower sales of higher value products and solutions in all regions for global components and a higher mix of Asia components sales investor.arrow.com 3

Fourth-Quarter 2019 CFO Commentary • Effective tax rate was 33.9%, and non-GAAP effective tax rate was 22.1% – Non-GAAP effective tax rate was near the lower end of our long-term target range of 23% - 25% • Diluted shares outstanding were 82.5 million – In line with our prior expectation of 83 million • Diluted earnings per share were $1.36 – Below our prior expectation of $1.82 - $1.98 • Non-GAAP diluted earnings per share were $2.20 – Above the midpoint of our prior expectation of $2.10 - $2.26 – Changes in foreign currencies negatively impacted earnings per share by approximately $.04 compared to the fourth quarter of 2018 A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein. investor.arrow.com 4

Fourth-Quarter 2019 CFO Commentary

Components

Global


$265
$250
$203
$217
$172
$260
$240
$220
$200
$180
$160
$140
$120
Q4-'18
Q1-'19
Q2-'19
Q3-'19
Q4-'19

Non-GAAP Operating Income ($ in millions) (as adjusted)

- Sales decreased 8% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies
  - Sales decreased 10% year over year as reported
- Lead times contracted year over year and were largely unchanged compared to the third quarter
- Backlog decreased year over year but increased compared to the third quarter
- Book-to-bill was 0.99, up from 0.95 in the fourth quarter of 2018
- Operating margin of 3.2% decreased 160 basis points year over year
- Non-GAAP operating margin of 3.6% decreased 150 basis points year over year
  - Margin unchanged in Asia and decreased in the Americas and Europe year over year
- Return on working capital decreased year over year



Global components fourth-quarter sales decreased 8% year over year as adjusted.

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Fourth-Quarter 2019 CFO Commentary Components Americas $2,000 $1,943 $1,900 $1,844 $1,816 $1,800 $1,692 $1,700 $1,626 $1,600 $1,500 $1,400 $1,300 Q4-'18 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Sales ($ in millions) (as adjusted) • Sales decreased 16% year over year adjusted for the wind down of the PC and mobility asset Americas components disposition business – Sales decreased 19% year over year as sales decreased 16% reported year over year as – Key verticals such as aerospace and defense, communications, industrial, and transportation decreased year over year adjusted. investor.arrow.com 6

Fourth-Quarter 2019 CFO Commentary Components Europe $1,483 $1,500 $1,383 $1,399 $1,400 $1,291 $1,300 $1,189 $1,200 $1,100 $1,000 $900 Q4-'18 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Sales ($ in millions) (as adjusted) • Sales decreased 12% year over year adjusted for the wind down of the PC and mobility asset Europe components disposition business and for changes in foreign currencies sales decreased – Sales decreased 16% year over year as reported 12% year over year as – The aerospace and defense, lighting and transportation verticals decreased year over year adjusted. investor.arrow.com 7

Fourth-Quarter 2019 CFO Commentary Components Asia $2,100 $2,006 $1,978 $2,000 $1,905 $1,900 $1,833 $1,782 $1,800 $1,700 $1,600 $1,500 Q4-'18 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Sales ($ in millions) • Sales increased 4% year over year Asia components sales – Record fourth-quarter sales – Key tracked verticals including transportation, increased 4% year over wireless, and lighting decreased year over year year. investor.arrow.com 8

Fourth-Quarter 2019 CFO Commentary

Enterprise Computing Solutions

Global


$160
$140
$120
$100
$80
$60
$40
$155
$90
$101
$95
$156
Q4-'18
Q1-'19
Q2-'19
Q3-'19
Q4-'19

Non-GAAP Operating Income
($ in millions)



- Sales decreased 1% year over year adjusted for a disposition and changes in foreign currencies
  - Sales decreased 2% year over year as reported
- Billings increased at a low-single-digit rate year over year adjusted for changes in foreign currencies
- Operating income decreased 2% year over year
  - Non-GAAP operating income increased 2% year over year adjusted for a disposition and changes in foreign currencies
- Operating margin of 5.7% was flat year over year; non-GAAP operating margin of 6.0% increased 20 basis points year over year
  - Increased in both regions
- Return on working capital remains favorable

Enterprise computing solutions operating income increased 2% year over year as adjusted.

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Fourth-Quarter 2019 CFO Commentary

Enterprise Computing Solutions

Americas


$1,702
$1,201
$1,372
$1,419
$1,640
$1,700
$1,550
$1,400
$1,250
$1,100
$950
$800
Q4-'18
Q1-'19
Q2-'19
Q3-'19
Q4-'19
Sales ($ in millions)



- Sales decreased 3% year over year adjusted for changes in foreign currencies
  - Sales decreased 4% year over year as reported
  - Growth in networking, security, services, and proprietary servers year over year
  - Industry-standard servers decreased year over year
  - Operating income was flat year over year

Enterprise Computing Solutions Americas operating income was flat year over year.

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Fourth-Quarter 2019 CFO Commentary

Enterprise Computing Solutions

Europe


$1,000
$900
$800
$700
$600
$500
$400
$954
$763
$701
$610
$959
Q4-'18
Q1-'19
Q2-'19
Q3-'19
Q4-'19
Sales ($ in millions)



- Sales increased 4% year over year adjusted for a disposition and changes in foreign currencies
  - Sales increased 1% year over year as reported
  - Growth in storage, infrastructure software, and proprietary servers year over year
  - Security decreased year over year
  - Operating income increased year over year

Enterprise Computing Solutions Europe sales increased 4% year over year as adjusted.

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Fourth-Quarter 2019 CFO Commentary Consolidated Overview Full-Year 2019 Y/Y Change Adjusted for Acquisitions, P&L Highlights* 2019 Y/Y Change Dispositions, & Currency Sales $28,917 (3)% flat Sales adjusted for wind down $28,676 (2)% flat Gross Profit Margin 11.4% (110) bps (80) bps Non-GAAP Gross Profit Margin 11.6% (80) bps (70) bps Operating Income $108 (91)% (76)% Operating Margin 0.4% (350) bps (310) bps Non-GAAP Operating Income $1,057 (16)% (14)% Non-GAAP Operating Margin 3.7% (60) bps (60) bps Net Income $(204) NM NM Diluted EPS $(2.44) NM NM Non-GAAP Net Income $636 (18)% (16)% Non-GAAP Diluted EPS $7.55 (14)% (12)% $ in millions, except per share data; may reflect rounding • Consolidated full-year sales were flat year over year • Interest and other expense, net was $204 million adjusted for the wind down of the PC and mobility asset disposition business and changes in foreign currencies – Decreased $11 million year over year primarily due to lower debt balances – Sales decreased 3% year over year as reported • Effective tax rate was impacted by non-cash losses • Gross margin decreased 80 basis points year over year as adjusted due to lower sales of higher value products • Non-GAAP effective tax rate was 24.3% and solutions in all regions for global components – Within our prior long-term target range of 23.5% – Gross margin decreased 110 basis points year to 25.5% and our new long-term target range of over year as reported 23% to 25% • Operating income margin decreased 60 basis points year over year as adjusted – Reported operating income margin impacted by the write down of the PC and mobility asset disposition business investor.arrow.com 12

Fourth-Quarter 2019 CFO Commentary Cash Flow from Operations Cash flow from operating activities was $495 million in the fourth quarter and was $858 million in 2019. Working Capital Working capital to sales was 16.7% in the fourth quarter, up 30 basis points year over year. Working capital to sales was 18.2% in 2019, up 100 basis points from 2018. Return on working capital was 23.2% in the fourth quarter, down 450 basis points year over year. Return on working capital was 20.2% in 2019, down 480 basis points from 2018. We repurchased approximately $100 Return on Invested Capital Return on invested capital was 11.3% in the fourth million of our stock in the quarter, down 150 basis points year over year, and was 9.6% in 2019, down 170 basis points from 2018. fourth quarter, bringing total cash returned to Share Buyback We repurchased approximately 1.2 million shares for shareholders in 2019 to $100 million. Total cash returned to shareholders over the last 12 months was approximately $390 million. approximately $390 Debt and Liquidity million. Net-debt-to-last-12-months EBITDA ratio is approximately 2.2x. Total liquidity was $3.1 billion when including cash of $300 million. investor.arrow.com 13

Fourth-Quarter 2019 CFO Commentary Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the first quarter of 2020 to be $1.12 to €1 compared to $1.14 to €1 in the first quarter of 2019. We estimate changes in foreign currencies will have negative impacts on growth of approximately $30 million on sales, and $.01 on earnings per share on a diluted basis compared to the first quarter of 2019. We are expecting the March 28, 2020 closing date, two days earlier than the first quarter of 2019 and three days before the end of the calendar first quarter to negatively impact ECS sales by $225 million and consolidated earnings per share on a diluted basis by $.11. First-Quarter 2020 Guidance Consolidated Sales $6.225 billion to $6.625 billion Global Components $4.55 billion to $4.75 billion Global ECS $1.675 billion to $1.875 billion Diluted Earnings Per Share* $.99 to $1.09 Non-GAAP Diluted Earnings Per Share* $1.29 to $1.39 Interest and other expense, net $52 million Diluted shares outstanding 82 million * Assumes an average tax rate of approximately 24.5% compared to the 23% to 25% long term target range. investor.arrow.com 14

Fourth-Quarter 2019 CFO Commentary Risk Factors Information Relating to Forward-Looking The discussion of the company’s Statements business and operations should be read together with the risk factors This press release includes forward-looking statements that are subject to numerous assumptions, risks, and contained in Item 1A of its 2019 Annual uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of Report on Form 10-K, filed with the reasons, including, but not limited to: industry conditions, changes in product supply, pricing and Securities and Exchange Commission, customer demand, competition, other vagaries in the global components and global ECS markets, changes which describe various risks and in relationships with key suppliers, increased profit margin pressure, changes in legal and regulatory uncertainties to which the company is matters, non-compliance with certain regulations, such as export, anti-trust, and anti-corruption laws, and the or may become subject. If any of the company's ability to generate cash flow.  Forward- looking statements are those statements which are not described events occur, the company’s statements of historical fact.  These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” business, results of operations, “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions.  Shareholders and other readers financial condition, liquidity, or access are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the to the capital markets could be date on which they are made.  The company undertakes no obligation to update publicly or revise materially adversely affected. any of the forward-looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2019. investor.arrow.com 15

Fourth-Quarter 2019 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are The company believes that such non-GAAP financial determined in accordance with accounting principles information is useful to investors to assist in assessing and generally accepted in the United States (“GAAP”), the understanding the company’s operating performance and company also provides certain non-GAAP financial underlying trends in the company’s business because information relating to sales, operating income, net income management considers these items referred to above to attributable to shareholders, and net income per basic and be outside the company’s core operating results. This non- diluted share. GAAP financial information is among the primary indicators management uses as a basis for evaluating the The company provides sales, gross profit, and operating company’s financial and operating performance. In expenses as adjusted for the impact of changes in foreign addition, the company’s Board of Directors may use this currencies (referred to as changes in foreign currencies) non-GAAP financial information in evaluating by re-translating prior period results at current period management performance and setting management foreign exchange rates, the impact of dispositions by compensation. adjusting the company's operating results for businesses disposed, as if the dispositions had occurred at the The presentation of this additional non-GAAP financial beginning of the earliest period presented (referred to as information is not meant to be considered in isolation or dispositions), the impact of the company's personal as a substitute for, or alternative to, operating income, net computer and mobility asset disposition business income attributable to shareholders and net income per (referred to as wind down), the impact of inventory write- basic and diluted share determined in accordance with downs related to the digital business (referred to as “digital GAAP. Analysis of results and outlook on a non-GAAP inventory write-downs and recoveries”), and the impact of basis should be used as a complement to, and in the notes receivable reserves and inventory write-downs conjunction with, data presented in accordance with related to the AFS business (referred to as “AFS notes GAAP. receivable reserves and credits” and “AFS inventory write- downs and recoveries,” respectively). Operating income, net income attributable to shareholders, and net income per basic and diluted share are adjusted to exclude The company believes that identifiable intangible asset amortization, restructuring, integration, and other charges, loss on disposition of such non-GAAP financial businesses, net, AFS notes receivable reserves and credits and inventory write-downs and recoveries, digital information is useful to inventory write-downs and recoveries, the impact of non- cash charges related to goodwill, trade names, and long- investors to assist in lived assets, and the impact of wind down. Net income attributable to shareholders, and net income per basic and assessing and understanding diluted share are also adjusted to exclude pension settlements, net gains and losses on investments, and the company’s operating certain tax adjustments including related interest expense. A reconciliation of the company’s non-GAAP financial performance. information to GAAP is set forth in the tables below. investor.arrow.com 16

Fourth-Quarter 2019 CFO Commentary

Earnings Reconciliation

($ in thousands, except per share data)

Three months ended December 31, 2019

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Impact of Wind Down[4]	Tax Adjustments[6]	Other[1]	Non-GAAP measure
Sales	$ 7,338,190	$ —	$ —	$ —	$ —	$ —	$ (19,375)	$ —	$ —	$ 7,318,815
Gross Profit	822,943	—	—	—	1,117	—	5,388	—	—	829,448
Operating income	238,108	14,311	16,350	2,850	1,117	—	10,912	—	1,002	284,650
Income before income taxes	169,648	14,311	16,350	2,850	1,117	—	10,942	—	17,919	233,137
Provision for income taxes	57,460	4,050	3,042	607	156	—	(18,380)	1,806	2,700	51,441
Consolidated net income	112,188	10,261	13,308	2,243	961	—	29,322	(1,806)	15,219	181,696
Noncontrolling interests	175	138	—	—	—	—	—	—	—	313
Net income attributable to shareholders	$ 112,013	$ 10,123	$ 13,308	$ 2,243	$ 961	$ —	$ 29,322	$ (1,806)	$ 15,219	$ 181,383
Net income per diluted share[5]	$ 1.36	$ 0.12	$ 0.16	$ 0.03	$ 0.01	$ —	$ 0.36	$ (0.02)	$ 0.18	$ 2.20
Effective tax rate	33.9%									22.1%

Three months ended December 31, 2018

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Impact of Wind Down[4]	Tax Adjustments[6]	Other[2]	Non-GAAP measure
Sales	$ 7,918,182	$ —	$ —	$ —	$ —	$ —	$ (102,965)	$ —	$ —	$ 7,815,217
Gross Profit	975,370	—	—	—	—	—	(16,947)	—	—	958,423
Operating income	334,380	9,493	11,126	—	—	—	4,471	—	—	359,470
Income before income taxes	264,965	9,493	11,126	—	—	—	4,114	—	11,886	301,584
Provision for income taxes	32,474	2,772	4,786	—	—	—	1,635	28,323	3,025	73,015
Consolidated net income	232,491	6,721	6,340	—	—	—	2,479	(28,323)	8,861	228,569
Noncontrolling interests	1,838	142	—	—	—	—	—	—	—	1,980
Net income attributable to shareholders	$ 230,653	$ 6,579	$ 6,340	$ —	$ —	$ —	$ 2,479	$ (28,323)	$ 8,861	$ 226,589
Net income per diluted share[5]	$ 2.63	$ 0.08	$ 0.07	$ —	$ —	$ —	$ 0.03	$ (0.32)	$ 0.10	$ 2.59
Effective tax rate	12.3%									24.2%

Three months ended September 29, 2019

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Impact of Wind Down[4]	Tax Adjustments[6]	Other[3]	Non-GAAP measure
Sales	$ 7,078,118	$ —	$ —	$ —	$ —	$ —	$ (60,130)	$ —	$ —	$ 7,017,988
Gross Profit	798,841	—	—	—	1,101	—	(3,541)	—	—	796,401
Operating income	173,218	10,265	31,087	(664)	1,101	711	36,917	—	—	252,635
Income before income taxes	122,321	10,265	31,087	(664)	1,101	711	36,842	—	(1,126)	200,537
Provision for income taxes	29,340	2,860	8,922	(178)	272	—	3,753	—	(249)	44,720
Consolidated net income	92,981	7,405	22,165	(486)	829	711	33,089	—	(877)	155,817
Noncontrolling interests	850	138	—	—	—	—	—	—	—	988
Net income attributable to shareholders	$ 92,131	$ 7,267	$ 22,165	$ (486)	$ 829	$ 711	$ 33,089	$ —	$ (877)	$ 154,829
Net income per diluted share[5]	$ 1.10	$ 0.09	$ 0.27	$ (0.01)	$ 0.01	$ 0.01	$ 0.40	$ —	$ (0.01)	$ 1.86
Effective tax rate	24.0%									22.3%

(1) Other includes loss on disposition of businesses, net, gain (loss) on investments, net, interest related to uncertain tax position related to the Tax Act, and pension settlement.
(2) Other includes gain/loss on investments, net, and pension settlement.
(3) Other includes gain/loss on investments, net.
(4) Amounts for restructuring, integration, and other charges, identifiable intangible asset amortization, loss on disposition of businesses, net, certain tax adjustments, and impairments related to the personal computer and mobility asset disposition business are included in "impact of wind down" above.
(5) In all periods presented, the sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.
(6) Includes income tax expense related to repatriation of foreign earnings and the Tax Act.

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